EXHIBIT 10.4

THESAVAGEBEAST.COM, INC.

2000 STOCK INCENTIVE PLAN

The name of this plan is TheSavageBeast.com, Inc. 2000 Stock Incentive Plan (the “Plan”). The Plan was adopted by the Board on February 2, 2000, subject to the approval of the stockholders of the Company, which approval was obtained on February 2, 2000. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success by their ability, ingenuity and industry experience and to provide incentives to the participating officers, directors, employees, consultants and advisors that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company.

ARTICLE I

DEFINITIONS

The following terms shall have the meaning specified below, unless the context clearly indicates otherwise.

Types of Awards under the Plan

1.1 “Award” means any of the specific types of stock-based incentive awards defined below.

1.2 “Option” means an option to acquire Common Stock granted under Article III of the Plan.

1.3 “Incentive Stock Option” means an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.4 “Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option, including any Option determined by the Administrator not to be an Incentive Stock Option.

1.5 “Stock Appreciation Right” means a stock appreciation right granted under Article VIII of the Plan.

1.6 “Restricted Stock” means an award of Common Stock subject to restrictions as provided in Article VI of the Plan.

1.7 “Deferred Stock” means Common Stock awarded under Article VII of the Plan.

1.8 “Performance Award” means a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of the Plan.

1.9 “Stock Payment” means (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Eligible Recipient in cash, awarded under Article VII of the Plan.

1.10 “Dividend Equivalent” means a right to receive the equivalent value (in cash or Common Stock) of dividends paid on the Common Stock, awarded under Article VII of the Plan.

Plan Participants

1.11 “Eligible Recipient” means any officer, director, Employee, Consultant or Advisor of the Company, any Subsidiary, any Parent Corporation of the Company or any majority owned subsidiary of such Parent Corporation.

1.12 “Participant” means any Eligible Recipient who has been granted an Award under the Plan.

1.13 “Employee” means any employee (as defined in accordance with Section 3401 (c) of the Code) of the Company, any Subsidiary, any Parent Corporation of the Company or any majority owned subsidiary of such Parent Corporation.

1.14 “Consultant” has the meaning set forth in Rule 701 under the Exchange Act.

1.15 “Advisor” has the meaning set forth in Rule 701 under the Exchange Act.

1.16 “Optionee” means any Participant who has been granted an Option under the Plan.

Administrative Definitions

1.17 “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Article IX.

1.18 “Board” means the Board of Directors of the Company.

1.19 “Committee” means the Compensation Committee of the Board, or another committee of the Board appointed as provided in Section 9.1.

1.20 “Company” means TheSavageBeast.com, Inc., a California corporation.

1.21 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.22 “Parent Corporation” means any corporation in an unbroken chain of corporations ending with the Company if each of the corporations in the chain (other than the Company) then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.23 “Common Stock” means shares of the common stock, no par value per share, of the Company, and any other securities issuable in respect of or exchangeable for such shares.

1.24 “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on such date as reported on the principal exchange (including any Nasdaq market) on which shares of Common Stock are then trading, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if the Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported on any national quotation system, as determined by the Administrator; or (iii) if the Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock on such date as established by the Administrator acting in good faith.

Statutory References

1.25 “Blue Sky Laws” means the provisions of Section 25102 of the California Corporations Code, as amended from time to time, or any successor thereto, or the rules and regulations thereunder, or any other applicable state securities laws.

1.26 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, or the rules and regulations thereunder.

1.27 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, or the rules and regulations thereunder.

1.28 “QDRO” means any qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, of 1974, as amended from time to time, or any successor thereto, or the rules and regulations thereunder.

1.29 “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time, or any successor thereto.

ARTICLE II

SHARES SUBJECT TO PLAN; LIMITATIONS ON AWARDS; ADJUSTMENTS

2.1 Number of Shares Subject to Plan. The aggregate number of shares issuable in connection with Awards under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000) shares of Common Stock, subject to adjustment as provided in Section 2.6. The shares of Common Stock issuable under the Plan may be either previously authorized but unissued shares or treasury shares.

2.2 Shares Subject to Unexercised Options or Forfeited Awards Available for Re-Grant. To the extent that an Award expires or is otherwise terminated without being exercised or vested, or is otherwise forfeited, the shares of Common Stock subject to such Award shall again be available for issuance in connection with future Awards under the Plan. If any shares of Common Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

2.3 Annual Limitation under Rule 701 of the Exchange Act. Prior to the time the Company becomes subject to the reporting requirements of Section 13(d) or 15(d) of the Exchange Act, the number of shares subject to Awards under the Plan shall be subject to the limitations and applicable disclosure requirements set forth in Rule 701 under the Exchange Act, as from time to time applicable.

2.4 Limitations under California “Blue Sky” Laws. To the extent necessary to qualify for exemption, the number of shares of Common Stock subject to Awards under the Plan shall be subject to the limitations set forth in Section 25102 of the California Corporations Code, as from time to time applicable.

2.5 Annual Limitation under Code Section 162(m). To the extent applicable under Section 162(m) of the Code, the maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed Two Hundred Thousand (200,000). To the extent required by Section 162(m) of the Code, shares subject to canceled or forfeited Awards shall continue to be counted against such limitation.

2.6 Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, combination of shares or other change in the Common Stock, or in the event of a “spin-off” or other distribution of assets of the Company having a material effect on the Fair Market Value of the Common Stock, appropriate adjustments shall be made by the Administrator, in its absolute discretion, in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the number, kind and exercise or purchase price of shares issuable in respect of outstanding Awards under the Plan. In addition, as applicable, appropriate adjustments shall be made to the limitations set forth in this Article II. In connection with any event described in this paragraph, the Administrator may provide, in its absolute discretion, for the cancellation of any outstanding Awards and payment in cash, securities or other property therefor.

ARTICLE III

GRANTING OF OPTIONS

3.1 Eligibility. Any Eligible Recipient may be granted an Option, but only Employees of the Company, a Subsidiary of the Company or a Parent Corporation of the Company may be granted an Incentive Stock Option.

3.2 Granting of Options.

(a) The Administrator shall from time to time, in its absolute discretion:

(i) Select which Eligible Participants shall be granted Options;

(ii) Determine the number of shares subject to each Option and its exercise price and vesting schedule;

(iii) Determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option; and

(iv) Determine the other terms and conditions of the Option, consistent with the Plan, including the effect of the termination of employment or service of a Participant and the effect, if any, of a change in control of the Company.

(b) The Administrator shall instruct the Secretary of the Company to issue such Options and may impose such conditions on the grant of such Options as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee surrender for cancellation some or all of the Awards previously granted to the Optionee under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other Award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other Award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other Award.

3.3 Special Rules Applicable to Incentive Stock Options.

(a) Only Employees of the Company, a Subsidiary of the Company or a Parent Corporation of the Company may be granted an Incentive Stock Option.

(b) No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or Parent Corporation unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator at any time and in its absolute discretion to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(d) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary or Parent Corporation) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 3.3(d), the Fair Market Value of such stock shall be determined as of the time the Option with respect to such stock is granted.

ARTICLE IV

TERMS AND CONDITIONS OF OPTIONS

4.1 Option Agreement. Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan.

4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Administrator; provided, however, that (i) such price shall be no less than the par value, if any, of a share of Common Stock, (ii) such price shall be no less than the minimum price, if any, required from time to time under applicable Blue Sky Laws (currently, under California law, in general, 85% of the “fair value” of the Common Stock on the date of grant, but 110% of the fair value in the case of Optionees holding 10% or more of the voting power of all classes of stock of the Company or its Subsidiaries or Parent Corporations), and (iii) in the case of Options intended to qualify as Incentive Stock Options or as performance-based compensation as described in Section 162(m)(4)(C) of the Code such price shall, to the extent required by law at the time of grant, be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (110% of the Fair Market Value of a share of Common Stock on the date an Incentive Stock Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation).

4.3 Option Term. The term of an Option shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options or any Option subject to applicable Blue Sky Laws, the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from such date if an Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation.

4.4 Option Vesting and Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any “change in control” of the Company, as defined in any stock option agreement. Notwithstanding the foregoing, to the extent required by applicable Blue Sky Laws, the minimum vesting schedule shall be at the rate of no less than 20% per year over five years from the date of grant (or any other prescribed rate).

4.5 Effect of Termination of Employment.. The Administrator shall determine the extent, if any, to which an Option may be exercisable following the termination of employment or service of a Participant under any circumstances.

ARTICLE V

EXERCISE OF OPTIONS

5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that a partial exercise be with respect to a minimum number of shares.

5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary’s office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is to be exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Administrator, the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee for at least six months prior to the date of delivery, duly endorsed for transfer to the Company, having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, of the aggregate exercise price of the Option or exercised portion thereof through a broker or other cashless exercise procedure; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, to the extent permitted by law, through delivery of a promissory note payable upon such terms and conditions as may be prescribed by the Administrator in its absolute discretion; or (vi) allow payment through any combination of the foregoing. In the case of a promissory note, the Administrator shall prescribe the form of such note, the extent to which the note shall be recourse against the Optionee, the security to be given for such note (and the terms of any related pledge agreement), the rate of interest, if any, that the note shall bear, and the schedule of payments of principal and interest on the note. Any such note or loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

5.3 Conditions to Issuance of Stock Certificate. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares.

ARTICLE VI

AWARD OF RESTRICTED STOCK

6.1 Award of Restricted Stock. The Administrator shall from time to time, in its absolute discretion, select which Eligible Recipients shall be awarded Restricted Stock, and determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan. The Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written restricted stock agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan.

6.3 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.5, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the restricted stock agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

6.4 Restrictions. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions as the Administrator shall provide in the restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the restricted stock agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5 Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the restricted stock agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.6 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock subject to restrictions under restricted stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE VII

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,

DEFERRED STOCK, STOCK PAYMENTS

7.1 Performance Awards. Any Eligible Recipient selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of the Common Stock or other specific performance criteria determined by the Administrator.

7.2 Dividend Equivalents. Any Eligible Recipient selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock during the period between the date an Award is granted and the date such Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

7.3 Stock Payments. Any Eligible Recipient selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined by the Administrator.

7.4 Deferred Stock. Any Eligible Recipient selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the market value, book value, net profits or other measure of the value of the Common Stock or other specific performance criteria determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Participant shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Participant and an authorized officer of the Company and contain such terms and conditions as the Administrator shall determine, consistent with the Plan.

7.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

7.7 Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VII is made in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights. Any Eligible Recipient selected by the Administrator may be granted one or more Stock Appreciation Rights. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose, and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right that a Participant surrender for cancellation some or all of the unexercised Awards or other rights which have been previously granted to the Participant under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may cover the same (or a lesser or greater) number of shares as such surrendered Award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR over the Option exercise price, by (ii) the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

8.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of Shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR over the exercise price of the ISAR, by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

8.4 Payment and Limitations on Exercise. Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 hereinabove.

ARTICLE IX

ADMINISTRATION

9.1 Compensation Committee. The Compensation Committee (or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist of two or more Directors appointed by and holding office at the pleasure of the Board. To the extent applicable, the members of the Committee shall each be a “Non-Employee Director” as defined under Rule 16b-3 and an “outside director” as defined under Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

9.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of this Plan in accordance with its provisions. The Administrator shall have the power to interpret this Plan and the agreements pursuant to which Awards are made, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator shall have the power, consistent with the terms of the Plan, to establish the terms and conditions of each Award under the Plan, including without limitation (i) the effect of the termination of employment or service of a Participant under any circumstances and (ii) the effect, if any, of a change in control of the Company on such Award. Awards under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

9.3 Majority Rule. The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Administrator.

9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Board or Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which Board or Committee members incur in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards granted under the Plan, and all members of the Board or Committee shall be fully protected and indemnified by the Company in respect of any such action, determination or interpretation.

ARTICLE X

MISCELLANEOUS PROVISIONS

10.1 Not Transferable. Except as may otherwise be authorized in writing by the Administrator in accordance with applicable law, Awards granted under the Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Awards have been exercised, or the shares underlying such Awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of any Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 10.1 shall not prevent (i) transfers by will or by the applicable laws of descent and distribution, (ii) the designation of a beneficiary to exercise any Option or other right or Award (or any portion thereof) granted under the Plan after the Participant’s death, or (iii) transfers to a Participant’s alternate payee pursuant to a QDRO.

During the lifetime of the Participant, only the Participant or an alternate payee under a QDRO may exercise an Option or other right or Award (or any portion thereof) granted under the Plan. After the death of the Participant, any exercisable portion of an Option or other right or Award may, subject to the terms of such Award, be exercised by the Participant’s personal representative or by any person empowered to do so under the Participant’s beneficiary designation, will or living trust or under the then applicable laws of descent and distribution.

10.2 Amendment, Suspension or Termination of the Plan. The Plan shall terminate on the tenth anniversary of the Board’s adoption of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. Shareholder approval shall be required as a condition of such action only (i) to increase the limits on the number of shares that may be issued under the Plan pursuant to Section 2.1 (but only to the extent required by applicable law, regulation or rule), (ii) to amend the limitation on annual grants under Section 2.5 (excepting in each case adjustments made pursuant to Section 2.6), or (iii) as otherwise required by applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any outstanding Award, unless the Plan or the Award Agreement otherwise expressly so provides. No Awards may be granted during any period of suspension or after termination of the Plan.

10.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not be exercisable and/or vest prior to the time the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted under the Plan shall thereupon be canceled and become null and void.

10.4 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Participant to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

10.5 Loan. The Administrator may, in its discretion, extend one or more loans in connection with the exercise or receipt of an Award granted under the Plan. The terms and conditions of any such loan shall be set by the Administrator in its sole discretion.

10.6 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Except as otherwise determined by the Administrator, any Award to a Participant subject to Section 16 of the Exchange Act shall be subject to any additional requirements set forth in any applicable rule under Section 16 of the Exchange Act to the extent necessary to qualify the Award for an applicable exemption, and the Plan shall be deemed amended to the extent necessary to conform to such requirements. Furthermore, any Award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

10.7 Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary or Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

10.8 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

10.9 Blue Sky Laws. To the extent applicable, the provisions of Sections 260.140.41, 260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations, as amended from time to time, or any successor provisions, are incorporated herein by reference.

10.10 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any Participant any rights greater than those of a general creditor of the Company.

10.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

10.12 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

*     *     *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of TheSavageBeast.com, Inc. on February 2, 2000.

SAVAGE BEAST TECHNOLOGIES INCORPORATED

INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION AGREEMENT (this “Option Agreement”), dated as of the      day of         ,      (the “Effective Date”), by and between Savage Beast Technologies Incorporated, a California corporation (the “Company”), and                      (the “Optionee”), an employee of the Company.

Pursuant to the Company’s 2000 Stock Incentive Plan (the “Plan”), the Board of Directors of the Company (the “Committee”), as the Administrator of the Plan, has determined that the Optionee is to be granted an option (the “Option”) to purchase shares of the Company’s Common Stock, no par value (the “Common Stock”), on the terms and conditions set forth herein, and hereby grants such Option. It is intended that the Option constitute an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent permitted by law, and a non-qualified stock option to the extent not so permitted.

Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

1. Number of Shares. The Option entitles the Optionee to purchase                      shares of the Company’s Common Stock (the “Option Shares”) at a price of $         per share (the “Option Exercise Price”), which is equal to the Fair Market Value of the Common Stock as of the Effective Date.

2. Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Effective Date (the “Date of Grant”) and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

3. Conditions of Exercise.

(a) Subject to Section 7 below, (i) the Option shall vest and become exercisable as to [25]% of the Option Shares on the first anniversary of the Date of Grant, and (ii) the remaining Option Shares shall vest and become exercisable in equal installments at the end of each of the [13]th through [48]th months following the Date of Grant.

(b) Except as otherwise provided herein, the right of the Optionee to purchase Option Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term.

4. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and option price of shares of Common Stock subject to the unexercised portion of the Option, in accordance with Section 2.6 of the Plan, as amended from time to time.

5. Nontransferability of Option and Option Shares.

(a) The Option and this Option Agreement shall not be transferable and, during the lifetime of Optionee, the Option may be exercised only by Optionee. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process; provided however, the Option and this Option Agreement shall be transferable pursuant to Optionee’s will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

(b) Following the issuance of Option Shares upon exercise of the Option, neither the Option Shares nor any interest therein may be transferred, sold, assigned, exchanged, pledged, hypothecated or otherwise disposed of, including by gift (collectively, “Transferred”) by the Optionee prior to the closing of a firm commitment underwritten public offering of the Common Stock of the Company (the “Public Offering”). The Option Shares may be Transferred thereafter only pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws covering such Option Shares, or (ii) an opinion of legal counsel for the holder of such Option Shares to be Transferred satisfactory to the Company stating that such transaction is exempt from registration.

6. Method of Exercise of Option. The Option may be exercised by means of written notice of exercise to the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the aggregate Option Exercise Price and any applicable withholding taxes (i) in cash or by check or (ii) by any other means of exercise authorized from time to time by the Compensation Committee.

7. Effect of Termination of Employment. Upon the termination of Optionee’s employment or service with the Company under any circumstances, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the “Termination Date”). Any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of 90 days following the Termination Date; provided, however, that in the event of termination by reason of death or Disability or retirement (as defined in the Company’s retirement policy as in effect from time to time, “Retirement”), such exercise period shall extend until the date that is six months from the Termination Date, and provided, further, that in the event of resignation by the Optionee (other than for Retirement) or termination for “cause” (as defined below), the Option shall not be exercisable in any part from and after the time written notice of such termination is provided. Upon expiration of the applicable exercise period, any unexercised portion of the Option shall terminate in full. Cause shall mean, and be limited to, (i) the material failure by the Optionee to perform such duties as are reasonably requested by any superior officer, director, manager or supervisor of the Optionee (other than any such failure resulting from temporary absence or disability), (ii) the Optionee’s failure to observe any material Company policies, (iii) gross negligence or willful misconduct by the Optionee in the performance of his or her duties, (iv) the commission by the Optionee of (A) any act of fraud or financial dishonesty with respect to the Company, (B) any act involving moral turpitude which would adversely affect the business of the Company or (C) any felony, (v) material breach by the Optionee of this Agreement or of any other agreement or contract with the Company or (vi) chronic absenteeism.

8. Investment Representation. The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee’s business or financial experience (or the business or financial experience of the Optionee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee’s own interests in connection with the transactions contemplated under this Option Agreement.

9. Notices. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

If to Company:	Savage Beast Technologies Incorporated 360 22nd Street Suite 390 Oakland, CA 94612 Attention: Chief Executive Officer Facsimile: (510) 451-4286

with a copy to:	Kaye Scholer LLP 1999 Avenue of the Stars, Suite 1700 Los Angeles, California 90067 Attention: Barry L. Dastin, Esq. Facsimile: (310) 788-1200

If to the Optionee:

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

10. Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of the Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Optionee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The Optionee hereby represents and warrants that he or she understands that the Option Shares are “restricted securities,” as defined in Rule 144 under the Securities Act, and that any resale of the Option Shares must be in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate representing Option Shares shall bear the legend set forth below:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES THEREUNDER, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.

PRIOR TO THE CLOSING OF A FIRM COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE, SUCH SECURITIES MAY NOT BE TRANSFERRED IN ANY MANNER, AS PROVIDED IN THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SECURITIES HAVE BEEN ISSUED.

Further, if the Company decides, in its sole discretion, that the listing or qualification of the Option Shares under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company. In addition, the Optionee agrees and acknowledges that in connection with any public offering of the Company’s securities, the resale or other transfer of the Option Shares shall be subject to such reasonable and customary restrictions as the underwriters may request, and the Optionee further agrees to execute any “lock-up” or other agreement evidencing such restrictions in the form provided by the underwriters.

11. No Obligation to Register Option Shares. The Company shall be under no obligation to register the Option Shares.

12. Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

13. Withholding Requirements. The Company’s obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

14. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of California without regard to its principles of conflict of laws.

16. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan. In case of any conflict between the terms of the Plan and the terms of this Option Agreement, the terms of the Plan shall control.

17. Amendments. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

18. Rights as a Shareholder. Neither the Optionee nor any of the Optionee’s successors in interest shall have any rights as a shareholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

19. Agreement Not a Contract of Employment. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Company or any Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

20. Authority of the Administrator. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

21. Dispute Resolution. The parties hereto will use their reasonable best efforts to resolve any dispute hereunder through good faith negotiations. A party hereto must submit a written notice to any other party to whom such dispute pertains, and any such dispute that cannot be resolved within 30 calendar days of receipt of such notice (or such other period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the written notice referred to in the preceding sentence, a single arbitrator has not been selected by mutual agreement of the parties, a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute) shall be selected by the parties. Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then existing rules of the American Arbitration Association. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, made in writing will be final and binding upon the parties hereto as to the questions submitted, and the parties will abide by and comply with such decision; provided, however, the arbitrator or arbitrators, as the case may be, shall not be empowered to award punitive damages. Unless the decision of the arbitrator or arbitrators, as the case may be, provides for a different allocation of costs and expenses determined by the arbitrator(s) to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees (including but not limited to attorneys’ fees) and expenses incurred by it or them in connection with such arbitration from the nonprevailing party or parties.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.

SAVAGE BEAST TECHNOLOGIES INCORPORATED
By:
Its:
The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.

SAVAGE BEAST TECHNOLOGIES INCORPORATED

NON-QUALIFIED STOCK OPTION AGREEMENT

NON-QUALIFIED STOCK OPTION AGREEMENT (this “Option Agreement”), dated as of the «Day» day of «Month», 2000 (the “Effective Date”), by and between Savage Beast Technologies Incorporated, a California corporation (the “Company”), and «EmployeeFullName» (the “Optionee”), an employee of the Company.

Pursuant to the Company’s 2000 Stock Incentive Plan (the “Plan”), the Board of Directors of the Company (the “Committee”), as the Administrator of the Plan, has determined that the Optionee is to be granted an option (the “Option”) to purchase shares of the Company’s Common Stock, no par value (the “Common Stock”), on the terms and conditions set forth herein, and hereby grants such Option. It is intended that the Option not constitute an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

1. Number of Shares. The Option entitles the Optionee to purchase «NumberofOptions» shares of the Company’s Common Stock (the “Option Shares”) at a price of $[        ] per share (the “Option Exercise Price”), which is equal to the Fair Market Value of the Common Stock as of the Effective Date.

2. Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Effective Date (the “Date of Grant”) and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

3. Conditions of Exercise.

[(a) Subject to Section 7 below, the Option shall vest as follows: (i) 25% of the Option Shares shall vest upon the first anniversary of the Date of Grant, and (ii) 1/36 of the remaining Option Shares shall vest at the end of every month thereafter until 100% of the Option Shares are vested. Any fractional Option Share shall be rounded to the nearest full Option Share.]

[(a) Subject to Section 7 below, the Option shall vest as follows: (i) 50% of the Option Shares shall vest upon the first anniversary of the Date of Grant, and (ii) 1/12 of the remaining Option Shares shall vest at the end of every month thereafter until 100% of the Option Shares are vested. Any fractional Option Share shall be rounded to the nearest full Option Share.]

(b) Except as otherwise provided herein, the right of the Optionee to purchase Option Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term.

4. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and option price of shares of Common Stock subject to the unexercised portion of the Option, in accordance with Section 2.6 of the Plan, as amended from time to time.

5. Nontransferability of Option and Option Shares.

(a) The Option and this Option Agreement shall not be transferable and, during the lifetime of Optionee, the Option may be exercised only by Optionee. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process; provided however, the Option and this Option Agreement shall be transferable pursuant to Optionee’s will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

(b) Following the issuance of Option Shares upon exercise of the Option, neither the Option Shares nor any interest therein may be transferred, sold, assigned, exchanged, pledged, hypothecated or otherwise disposed of, including by gift (collectively, “Transferred”) by the Optionee prior to the closing of a firm commitment underwritten public offering of the Common Stock of the Company (the “Public Offering”). The Option Shares may be Transferred thereafter only pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws covering such Option Shares, or (ii) an opinion of legal counsel for the holder of such Option Shares to be Transferred satisfactory to the Company stating that such transaction is exempt from registration.

6. Method of Exercise of Option. The Option may be exercised by means of written notice of exercise to the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the aggregate Option Exercise Price and any applicable withholding taxes (i) in cash or by check or (ii) by any other means of exercise authorized from time to time by the Compensation Committee.

7. Effect of Termination of Employment. Upon the termination of Optionee’s employment or service with the Company under any circumstances, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the “Termination Date”). Any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of 90 days following the Termination Date; provided, however, that in the event of termination by reason of death or Disability or retirement (as defined in the Company’s retirement policy as in effect from time to time, “Retirement”), such exercise period shall extend until the date that is six months from the Termination Date, and provided, further, that in the event of resignation by the Optionee (other than for Retirement) or termination for “cause” (as defined below), the Option shall not be exercisable in any part from and after the time written notice of such termination is provided. Upon expiration of the applicable exercise period, any unexercised portion of the Option shall terminate in full. Cause shall mean, and be limited to, (i) the material failure by the Optionee to perform such duties as are reasonably requested by any superior officer, director, manager or supervisor of the Optionee (other than any such failure resulting from temporary absence or disability), (ii) the Optionee’s failure to observe any material Company policies, (iii) gross negligence or willful misconduct by the Optionee in the performance of his or her duties, (iv) the commission by the Optionee of (A) any act of fraud or financial dishonesty with respect to the Company, (B) any act involving moral turpitude which would adversely affect the business of the Company or (C) any felony, (v) material breach by the Optionee of this Agreement or of any other agreement or contract with the Company or (vi) chronic absenteeism.

8. Investment Representation. The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee’s business or financial experience (or the business or financial experience of the Optionee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee’s own interests in connection with the transactions contemplated under this Option Agreement.

9. Notices. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

If to Company:	Savage Beast Technologies Incorporated 360 22nd Street, Suite 390 Oakland, CA 94612
Attention: Chief Executive Officer Facsimile: (510) 451-4286

with a copy to:	Kaye Scholer LLP 1999 Avenue of the Stars, Suite 1700 Los Angeles, California 90067
Attention: Barry L. Dastin, Esq. Facsimile: (310) 788-1200

If to the Optionee:	«EmployeeFullName» «EmployeeStreetAddress» «EmployeeCity», «EmployeeState»
«EmployeeZip»

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

10. Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of the Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Optionee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The Optionee hereby represents and warrants that he or she understands that the Option Shares are “restricted securities,” as defined in Rule 144 under the Securities Act, and that any resale of the Option Shares must be in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate representing Option Shares shall bear the legend set forth below:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES THEREUNDER, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.

PRIOR TO THE CLOSING OF A FIRM COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE, SUCH SECURITIES MAY NOT BE TRANSFERRED IN ANY MANNER, AS PROVIDED IN THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SECURITIES HAVE BEEN ISSUED.

Further, if the Company decides, in its sole discretion, that the listing or qualification of the Option Shares under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company. In addition, the Optionee agrees and acknowledges that in connection with any public offering of the Company’s securities, the resale or other transfer of the Option Shares shall be subject to such reasonable and customary restrictions as the underwriters may request, and the Optionee further agrees to execute any “lock-up” or other agreement evidencing such restrictions in the form provided by the underwriters.

11. No Obligation to Register Option Shares. The Company shall be under no obligation to register the Option Shares.

12. Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

13. Withholding Requirements. The Company’s obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

14. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of California without regard to its principles of conflict of laws.

16. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan. In case of any conflict between the terms of the Plan and the terms of this Option Agreement, the terms of the Plan shall control.

17. Amendments. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

18. Rights as a Shareholder. Neither the Optionee nor any of the Optionee’s successors in interest shall have any rights as a shareholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

19. Agreement Not a Contract of Employment. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Company or any Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

20. Authority of the Administrator. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

21. Dispute Resolution. The parties hereto will use their reasonable best efforts to resolve any dispute hereunder through good faith negotiations. A party hereto must submit a written notice to any other party to whom such dispute pertains, and any such dispute that cannot be resolved within 30 calendar days of receipt of such notice (or such other period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the written notice referred to in the preceding sentence, a single arbitrator has not been selected by mutual agreement of the parties, a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute) shall be selected by the parties. Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then existing rules of the American Arbitration Association. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, made in writing will be final and binding upon the parties hereto as to the questions submitted, and the parties will abide by and comply with such decision; provided, however, the arbitrator or arbitrators, as the case may be, shall not be empowered to award punitive damages. Unless the decision of the arbitrator or arbitrators, as the case may be, provides for a different allocation of costs and expenses determined by the arbitrator(s) to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees (including but not limited to attorneys’ fees) and expenses incurred by it or them in connection with such arbitration from the nonprevailing party or parties.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.

SAVAGE BEAST TECHNOLOGIES INCORPORATED

By:
Its:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.

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